UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 20, 2015

YADKIN FINANCIAL CORPORATION
(Exact name of registrant as specified in its charter)

North Carolina	000-52099	20-4495993
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

3600 Glenwood Avenue, Suite 300
Raleigh, North Carolina 27612
(Address of principal executive offices, including zip code)

(919) 659-9000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07    Submission of Matters to a Vote of Security Holders.

Yadkin Financial Corporation (the “Company”) held its Annual Meeting of Shareholders (the “Annual Meeting”) on May 20, 2015. At the Annual Meeting, the Company received proxies totaling 78.3% of its issued and outstanding shares of common stock, representing 30,954,024 shares of common stock, as of the record date. At the Annual Meeting, the shareholders voted on the following proposals, which are described in more detail in the proxy statement filed by the Company with the SEC on April 10, 2015, and the results of the voting are presented below.

Proposal 1 - Election of Directors

The Company’s shareholders approved the proposal to elect 14 directors of the Company for one-year terms, expiring at the 2016 annual meeting of shareholders, based on the following final voting results:

Nominee	For	Withheld	Broker Non-Votes
J. Adam Abram	19,861,248	396,396	3,973,317
David S. Brody	19,991,381	266,263	3,973,317
Alan N. Colner	19,991,663	265,981	3,973,317
Scott M. Custer	19,926,979	330,665	3,973,317
Harry M. Davis	19,905,649	351,995	3,973,317
Thomas J. Hall	19,912,178	345,466	3,973,317
James A. Harrell, Jr.	18,996,370	1,261,274	3,973,317
Larry S. Helms	19,906,966	350,678	3,973,317
Dan W. Hill, III	20,003,479	254,165	3,973,317
Thierry Ho	19,984,301	273,343	3,973,317
Steven J. Lerner	19,991,915	265,729	3,973,317
Harry C. Spell	19,910,703	346,941	3,973,317
Joseph H. Towell	19,906,833	350,811	3,973,317
Nicolas D. Zerbib	19,984,392	273,252	3,973,317

Proposal 2 - Approval of Non-Binding Shareholder Resolution Regarding Executive Compensation

The Company’s shareholders approved the proposal to approve, on an advisory (non-binding) basis, the compensation of the Company’s named executive officers as described in the proxy statement and in the Company’s Annual Report on Form 10-K for the year ended December 31, 2014 and filed with the SEC on March 13, 2015, based on the following final voting results:

For	Against	Abstain	Broker Non-Votes
19,997,533	206,906	53,205	3,973,317

Proposal 3 - Approval of Non-Binding Shareholder Vote on the Frequency of Advisory Votes Regarding Executive Compensation

The proposal to approve, on a non-binding basis, the frequency of future advisory proposals on executive compensation was approved based upon the following votes:

1 Year	2 Years	3 Years	Abstain
19,242,666	28,128	909,450	77,400

Based on the Board of Directors’ recommendation in the Company’s proxy statement for the 2015 Annual Meeting and the voting results with respect to the advisory vote on the frequency of future advisory votes on executive compensation, the Company has determined to hold an advisory vote on executive compensation annually.

Proposal 4 - Ratification of Appointment of Independent Public Accountants

The Company’s shareholders approved the proposal to ratify the appointment of Dixon Hughes Goodman LLP as the Company’s independent registered public accounting firm for 2015, based on the following final voting results:

For	Against	Abstain	Broker Non-Votes
24,146,483	48,261	36,217	0

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 20, 2015	YADKIN FINANCIAL CORPORATION

	By:	/s/ Terry S. Earley
Terry S. Earley
Executive Vice President and Chief Financial Officer